Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

UNION BANK, N.A.

(Exact name of trustee as specified in its charter)

94-0304228
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

400 California Street
San Francisco, California	94104
(Address of principal executive offices)	(Zip code)

General Counsel

Union Bank, N.A.

400 California Street

Corporate Trust - 12th Floor

San Francisco, CA 94104

(415) 765-2945

(Name, address and telephone number of agent for service)

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of obligor as specified in its charter)

(See attached table of Additional Obligors)

Delaware	23-2077891
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Universal Corporate Center
367 South Gulph Road
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

7% Senior Notes due 2018

(Title of the indenture securities)

TABLE OF ADDITIONAL OBLIGORS(1)

Exact Name of Additional Obligor	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
AIKEN REGIONAL MEDICAL CENTERS, INC.	SC	23-2791808
ALLIANCE HEALTH CENTER, INC.	MS	64-0777521
ALTERNATIVE BEHAVIORAL SERVICES, INC.	VA	54-1757063
ASSOCIATED CHILD CARE EDUCATIONAL SERVICES, INC.	CA	68-0227018
ATLANTIC SHORES HOSPITAL, LLC	DE	20-3788069
AUBURN REGIONAL MEDICAL CENTER, INC.	WA	51-0263246
BEHAVIORAL HEALTHCARE LLC	DE	62-1516830
BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.	UT	93-0893928
BHC ALHAMBRA HOSPITAL, INC.	TN	62-1658521
BHC BELMONT PINES HOSPITAL, INC.	TN	62-1658523
BHC FAIRFAX HOSPITAL, INC.	TN	62-1658528
BHC FOX RUN HOSPITAL, INC.	TN	62-1658531
BHC FREMONT HOSPITAL, INC.	TN	62-1658532
BHC HEALTH SERVICES OF NEVADA, INC.	NV	88-0300031
BHC HERITAGE OAKS HOSPITAL, INC.	TN	62-1658494
BHC HOLDINGS, INC.	DE	92-0189593
BHC INTERMOUNTAIN HOSPITAL, INC.	TN	62-1658493
BHC MESILLA VALLEY HOSPITAL, LLC	DE	20-2612295
BHC MONTEVISTA HOSPITAL, INC.	NV	88-0299907
BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC	DE	20-0085660
BHC OF INDIANA, GENERAL PARTNERSHIP	TN	62-1780700
BHC PINNACLE POINTE HOSPITAL, INC.	TN	62-1658502
BHC PROPERTIES, LLC	TN	62-1660875
BHC SIERRA VISTA HOSPITAL, INC.	TN	62-1658512
BHC STREAMWOOD HOSPITAL, INC.	TN	62-1658515
BRENTWOOD ACQUISITION, INC.	TN	20-0773985
BRENTWOOD ACQUISITION-SHREVEPORT, INC.	DE	20-0474854
BRYNN MARR HOSPITAL, INC.	NC	56-1317433
CANYON RIDGE HOSPITAL, INC.	CA	20-2935031
CCS/LANSING, INC.	MI	62-1681824
CEDAR SPRINGS HOSPITAL, INC.	DE	74-3081810
CHILDREN’S COMPREHENSIVE SERVICES, INC.	TN	62-1240866
COLUMBUS HOSPITAL PARTNERS, LLC	TN	62-1664739
CUMBERLAND HOSPITAL PARTNERS, LLC	DE	26-1871761
CUMBERLAND HOSPITAL, LLC	VA	02-0567575
DEL AMO HOSPITAL, INC.	CA	23-2646424
EMERALD COAST BEHAVIORAL HOSPITAL, LLC	DE	27-0720873
FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH	VA	54-1414205
FIRST HOSPITAL PANAMERICANO, INC.	PR	66-0490148
FORT DUNCAN MEDICAL CENTER, L.P.	DE	23-3044530
FRONTLINE BEHAVIORAL HEALTH, INC.	DE	72-1539453
FRONTLINE HOSPITAL, LLC	DE	72-1539530
FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC	DE	72-1539254
GREAT PLAINS HOSPITAL, INC.	MO	43-1328523
H.C. CORPORATION	AL	63-0870528
H.C. PARTNERSHIP	AL	63-0862148
HAVENWYCK HOSPITAL INC.	MI	38-2409580
HHC AUGUSTA, INC.	GA	20-3854156
HHC CONWAY INVESTMENT, INC.	SC	20-3854265
HHC DELAWARE, INC.	DE	20-3854210
HHC FOCUS FLORIDA, INC.	FL	20-3798265
HHC PENNSYLVANIA, LLC	DE	20-5353753
HHC POPLAR SPRINGS, INC.	VA	20-0959684
HHC RIVER PARK, INC.	WV	20-2652863
HHC ST. SIMONS, INC.	GA	20-3854107
HICKORY TRAIL HOSPITAL, L.P.	DE	20-4976326
HOLLY HILL HOSPITAL, LLC	TN	62-1692189
HORIZON HEALTH CORPORATION	DE	75-2293354
HORIZON HEALTH HOSPITAL SERVICES, LLC	DE	20-3798133
HORIZON MENTAL HEALTH MANAGEMENT, LLC	TX	36-3709746
HSA HILL CREST CORPORATION	AL	95-3900761
KEYS GROUP HOLDINGS LLC	DE	62-1863023
KEYSTONE CONTINUUM, LLC	TN	48-1274107
KEYSTONE EDUCATION AND YOUTH SERVICES, LLC	TN	62-1842126
KEYSTONE MARION, LLC	VA	74-3108285
KEYSTONE NEWPORT NEWS, LLC	VA	32-0066225
KEYSTONE NPS LLC	CA	68-0520286

Exact Name of Additional Obligor	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
KEYSTONE RICHLAND CENTER, LLC	OH	48-1274207
KEYSTONE WSNC, L.L.C.	NC	20-1943356
KEYSTONE MEMPHIS, LLC	TN	62-1837606
KEYSTONE/CCS PARTNERS LLC	DE	73-1657607
KIDS BEHAVIORAL HEALTH OF UTAH, INC.	UT	62-1681825
KINGWOOD PINES HOSPITAL, LLC	TX	73-1726285
KMI ACQUISITION, LLC	DE	20-5048153
LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC	FL	58-1791069
LANCASTER HOSPITAL CORPORATION	CA	95-3565954
LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.	DE	52-2090040
LEBANON HOSPITAL PARTNERS, LLC	TN	62-1664738
MANATEE MEMORIAL HOSPITAL, L.P.	DE	23-2798290
MCALLEN HOSPITALS, L.P.	DE	23-3069260
MCALLEN MEDICAL CENTER, INC.	DE	23-3069210
MERION BUILDING MANAGEMENT, INC.	DE	23-2309517
MERRIDELL ACHIEVEMENT CENTER, INC.	TX	74-1655289
MICHIGAN PSYCHIATRIC SERVICES, INC.	MI	38-2423002
NEURO INSTITUTE OF AUSTIN, L.P.	TX	56-2274069
NORTH SPRING BEHAVIORAL HEALTHCARE, INC.	TN	20-1215130
NORTHERN INDIANA PARTNERS, LLC	TN	62-1664737
NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.	TX	23-2238976
OAK PLAINS ACADEMY OF TENNESSEE, INC.	TN	62-1725123
OCALA BEHAVIORAL HEALTH, LLC	DE	32-0235544
PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC	DE	22-3600673
PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.	SC	57-1101379
PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.	SC	57-1101380
PARK HEALTHCARE COMPANY	TN	62-1166882
PENDLETON METHODIST HOSPITAL, L.L.C.	DE	75-3128254
PENNSYLVANIA CLINICAL SCHOOLS, INC.	PA	62-1735966
PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.	DE	65-0816927
PREMIER BEHAVIORAL SOLUTIONS, INC.	DE	63-0857352
PSI SURETY, INC.	SC	42-1565042
PSJ ACQUISITION, LLC	ND	26-4314533
PSYCHIATRIC SOLUTIONS HOSPITALS, LLC	DE	62-1658476
PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.	TN	62-1732340
PSYCHIATRIC SOLUTIONS, INC.	DE	23-2491707
RAMSAY MANAGED CARE, LLC	DE	72-1249464
RAMSAY YOUTH SERVICES OF GEORGIA, INC.	DE	35-2174803
RIVER OAKS, INC.	LA	72-0687735
RIVEREDGE HOSPITAL HOLDINGS, INC.	DE	22-3682759
ROLLING HILLS HOSPITAL, LLC	TN	20-5566098
SAMSON PROPERTIES, LLC	FL	59-3653863
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC	DE	43-2001465
SHC-KPH, LP	TX	73-1726290
SOUTHEASTERN HOSPITAL CORPORATION	TN	62-1606554
SP BEHAVIORAL, LLC	FL	20-5202539
SPARKS FAMILY HOSPITAL, INC.	NV	88-0159958
SPRINGFIELD HOSPITAL, INC.	DE	26-0388272
STONINGTON BEHAVIORAL HEALTH, INC.	DE	20-0687971
SUMMIT OAKS HOSPITAL, INC.	NJ	20-1021210
SUNSTONE BEHAVIORAL HEALTH, LLC	TN	80-0051894
TBD ACQUISITION, LLC	DE	20-5048087
TBJ BEHAVIORAL CENTER, LLC	DE	20-4865566
TENNESSEE CLINICAL SCHOOLS, LLC	TN	62-1715237
TEXAS CYPRESS CREEK HOSPITAL, L.P.	TX	62-1864266
TEXAS HOSPITAL HOLDINGS, INC.	DE	62-1871091
TEXAS LAUREL RIDGE HOSPITAL, L.P.	TX	43-2002326
TEXAS SAN MARCOS TREATMENT CENTER, L.P.	TX	43-2002231
TEXAS WEST OAKS HOSPITAL, L.P.	TX	62-1864265
THE ARBOUR, INC.	MA	23-2238962
THE BRIDGEWAY, INC.	AR	23-2238973
THE NATIONAL DEAF ACADEMY, LLC	FL	59-3653865
THE PINES RESIDENTIAL TREATMENT CENTER, INC.	VA	54-1465094
THREE RIVERS BEHAVIORAL HEALTH, LLC	SC	57-1106645
THREE RIVERS HEALTHCARE GROUP, LLC	SC	20-3842446
TOLEDO HOLDING CO., LLC	DE	27-0607591
TURNING POINT CARE CENTER, INC.	GA	58-1534607
TWO RIVERS PSYCHIATRIC HOSPITAL, INC.	DE	23-2279129
UHS CHILDREN SERVICES, INC.	DE	20-3577381
UHS HOLDING COMPANY, INC.	NV	23-2367472

Exact Name of Additional Obligor	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
UHS KENTUCKY HOLDINGS, L.L.C.	DE	20-5396036
UHS OF ANCHOR, L.P.	DE	23-3044975
UHS OF BENTON, INC.	DE	20-0930981
UHS OF BOWLING GREEN, LLC	DE	20-0931121
UHS OF CENTENNIAL PEAKS, L.L.C.	DE	26-3973154
UHS OF CORNERSTONE HOLDINGS, INC.	DE	20-3184635
UHS OF CORNERSTONE, INC.	DE	20-3184613
UHS OF D.C., INC.	DE	23-2896723
UHS OF DELAWARE, INC.	DE	23-2369986
UHS OF DENVER, INC.	DE	20-5227927
UHS OF DOVER, L.L.C.	DE	20-5093162
UHS OF DOYLESTOWN, L.L.C.	DE	20-8179692
UHS OF FAIRMOUNT, INC.	DE	23-3044432
UHS OF FULLER, INC.	MA	23-2801395
UHS OF GEORGIA HOLDINGS, INC.	DE	23-3044428
UHS OF GEORGIA, INC.	DE	23-3044429
UHS OF GREENVILLE, INC.	DE	23-3044427
UHS OF HAMPTON, INC.	NJ	23-2985430
UHS OF HARTGROVE, INC.	IL	23-2983574
UHS OF LAKESIDE, LLC	DE	23-3044425
UHS OF LAUREL HEIGHTS, L.P.	DE	23-3045288
UHS OF NEW ORLEANS, INC.	LA	72-0802368
UHS OF OKLAHOMA, INC.	OK	23-3041933
UHS OF PARKWOOD, INC.	DE	23-3044435
UHS OF PEACHFORD, L.P.	DE	23-3044978
UHS OF PENNSYLVANIA, INC.	PA	23-2842434
UHS OF PROVO CANYON, INC.	DE	23-3044423
UHS OF PUERTO RICO, INC.	DE	23-2937744
UHS OF RIDGE, LLC	DE	23-3044431
UHS OF RIVER PARISHES, INC.	LA	23-2238966
UHS OF ROCKFORD, LLC	DE	23-3044421
UHS OF SALT LAKE CITY, L.L.C.	DE	26-0464201
UHS OF SAVANNAH, L.L.C.	DE	20-0931196
UHS OF SPRING MOUNTAIN, INC.	DE	20-0930346
UHS OF SPRINGWOODS, L.L.C.	DE	20-5395878
UHS OF SUMMITRIDGE, L.L.C.	DE	26-2203865
UHS OF TEXOMA, INC.	DE	20-5908627
UHS OF TIMBERLAWN, INC.	TX	23-2853139
UHS OF TIMPANOGOS, INC.	DE	20-3687800
UHS OF WESTWOOD PEMBROKE, INC.	MA	23-3061361
UHS OF WYOMING, INC.	DE	20-3367209
UHS OKLAHOMA CITY LLC	OK	20-2901605
UHS SAHARA, INC.	DE	20-3955217
UHS-CORONA, INC.	DE	52-1247839
UNITED HEALTHCARE OF HARDIN, INC.	TN	62-1244469
UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.	DE	23-3101502
UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.	CA	23-3059262
UNIVERSITY BEHAVIORAL, LLC	FL	20-5202458
VALLE VISTA HOSPITAL PARTNERS, LLC	TN	62-1658516
VALLE VISTA, LLC	DE	62-1740366
VALLEY HOSPITAL MEDICAL CENTER, INC.	NV	23-2117855
WEKIVA SPRINGS CENTER, LLC	DE	20-4865588
WELLINGTON REGIONAL MEDICAL CENTER, INCORPORATED	FL	23-2306491
WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC	IN	20-3062075
WILLOW SPRINGS, LLC	DE	62-1814471
WINDMOOR HEALTHCARE INC.	FL	23-2922437
WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.	DE	59-3480410
ZEUS ENDEAVORS, LLC	FL	59-3653864

(1)	The address of the principal executive offices of each Additional Obligor is the same as that of Universal Health Services, Inc.

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

Not applicable.

Items 3-15	Items 3-15 are not applicable because to the best of the trustee’s knowledge, no obligor is in default under any indenture for which the trustee acts as trustee.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the Trustee as now in effect.*

Exhibit 2.	A copy of the certificate of authority of the trustee to commence business.*

Exhibit 3.	A copy of the certificate of authority of the trustee to exercise corporate trust powers.*

Exhibit 4.	A copy of the existing bylaws of the trustee.*

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

*	Exhibits 1 through 4 are incorporated herein by reference to Exhibits 1 through 4, respectively, to Form T-1 as presented in Exhibit 25.1 to registration statement on Form S-3 Registration No. 333-165578 filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Union Bank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 1st day of April, 2011.

UNION BANK, N.A.

/s/ Eva Aryeetey
Eva Aryeetey
Vice President

EXHIBIT 6

April 1, 2011

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

In connection with the qualification of an indenture for debt securities between Universal Health Services, Inc., as successor by merger to UHS Escrow Corporation (the “Company”), the subsidiary guarantors party thereto and Union Bank, N.A. (the “Trustee”), the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that reports of examinations of the undersigned by federal, state, territorial, or district authorities authorized to make such examinations may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

Very truly yours,

UNION BANK, N.A.

/s/ Eva Aryeetey
Eva Aryeetey
Vice President